                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT





                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - January 23, 2001


                               TOWER BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                     2-89573               25-1445946
----------------------------        ----------------        -------------
(State or other jurisdiction        (Commission File        (IRS Employer
     of incorporation)                  Number)          Identification Number)


            Center Square
      Greencastle, Pennsylvania                                 17225
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code: (717) 597-2137
                                                   --------------




                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.


ITEM 5.  OTHER EVENTS.

         On January 23, 2001, Tower Bancorp, Inc. issued a news release announcing its financial results for the year ended December 31, 2000. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibit:

             99  News Release, dated January 23, 2001, of Tower Bancorp, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not Applicable.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TOWER BANCORP, INC.
                                   (Registrant)


Dated: January 23, 2001            /s/  Jeff B. Shank
                                   -------------------------------------
                                   Jeff B. Shank, President and Chief
                                   Executive Officer
                                   (Principal Executive Officer)





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                                  EXHIBIT INDEX

                                                                 Page Number
                                                                 in Manually
Exhibit                                                          Signed Original
-------                                                          ---------------
99          News Release, dated January 23, 2001, of                   5
            Tower Bancorp, Inc.











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